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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               JANUARY 12, 1998


                       PARAMETRIC TECHNOLOGY CORPORATION
            (Exact name of registrant as specified in its charter)



       MASSACHUSETTS                   0-18059                    04-2866152
(State or other jurisdiction      (Commission File              (IRS Employer
     of incorporation)                 Number)               Identification No.)


              128 TECHNOLOGY DRIVE, WALTHAM, MASSACHUSETTS 02154
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                (781) 398-5000
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
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          On January 12, 1998, Parametric Technology Corporation ("Parametric")
completed its acquisition of Computervision Corporation ("Computervision"). The acquisition was structured as a merger (the "Merger") of a wholly owned subsidiary of Parametric with and into Computervision pursuant to an Agreement and Plan of Reorganization (the "Merger Agreement") dated as of November 3, 1997. The Merger was a tax-free reorganization and is being accounted for as a pooling of interests.

          As consideration for the Merger, the stockholders of Computervision received 0.0866 share of common stock, $.01 par value, of Parametric ("Parametric Common Stock") in exchange for each of their shares of common stock, $.01 par value, of Computervision. Cash is payable in lieu of any fractional shares of Parametric Common Stock otherwise issuable in the Merger for a price equal to the fraction times $46.7627. Outstanding employee and director options to purchase shares of Computervision Common Stock were automatically converted into Parametric options at the same exchange ratio.

          The number of shares of Parametric Common Stock delivered as the merger consideration was determined through arms-length negotiation between the parties. There was no material relationship between Computervision or its stockholders and Parametric or any of its affiliates, directors or officers, or any associate of a Parametric director or officer.

          The assets acquired in the Merger were used by Computervision in the business of developing, producing and marketing software and providing support services that are designed to aid manufacturing companies in enhancing their product development and manufacturing processes. Parametric intends that Computervision, as a wholly owned subsidiary of Parametric, will operate in the same business.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

          (a)  Financial Statements of Business Acquired.

               To be filed by amendment.

          (b)  Pro Forma Financial Information.

               To be filed by amendment.

          (c)  Exhibits:

          2.1 Agreement and Plan of Reorganization dated November 3, 1997 by and among Parametric Technology Corporation, PTC Acquisition Corporation and Computervision Corporation. Previously filed as Exhibit 2.1 to Parametric's Current Report on Form 8-K dated November 3, 1997 and incorporated herein by reference.

         99.1     Press release, dated January 12, 1998.

                                      -2-
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              PARAMETRIC TECHNOLOGY CORPORATION



Date:  January 26, 1998       By: /s/ Edwin J. Gillis
                                  -----------------------------------------
                                  Edwin J. Gillis
                                  Executive Vice President, Chief Financial
                                  Officer and Treasurer

                                      -3-
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                                 EXHIBIT INDEX


EXHIBIT
  NO.     DESCRIPTION
-------   -----------

   2.1 Agreement and Plan of Reorganization dated November 3, 1997 by and among Parametric Technology Corporation, PTC Acquisition Corporation and Computervision Corporation. Previously filed as Exhibit 2.1 to Parametric's Current Report on Form 8-K dated November 3, 1997 and incorporated herein by reference.

  99.1    Press release, dated January 12, 1998.